UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 17, 2025

Date of Report (Date of earliest event reported):

Concrete Leveling Systems, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-53048	26-0851977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5046 E. Boulevard, NW, Canton, OH, 44718
(Address of Principal Executive Offices) (Zip Code)

(330) 966-8120

Registrant’s telephone number, including area code

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLEV	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events

Concrete Leveling Systems, Inc. deeply regrets to announce that Mr. Eugene H. Swearengin, an officer and director of the company, died unexpectedly on June 13, 2025. Mr. Swearengin had been Secretary and Director of the company since November 2, 2009.

Mr. Swearengins position as Secretary will be assumed by Edward A. Barth the current President and Director of the company.

Mr. Swearengins position on the board will remain open until the company is able to find a suitable replacement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2025	By:	/s/ Edward A. Barth
Edward A. Barth Principal Executive Officer

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